Exhibit 99(ii)




                                     ANNEX A

                          SUMMARY OF TERMS AND CONDITION
                                  ("TERM SHEET")


    BORROWER:                ADVO, Inc. ("ADVO" or the "Company")

    AGENT AND
      ARRANGER:              The Chase Manhattan Bank, N.A. and Chase Securi-
                             ties, Inc. (collectively "Chase")

    TOTAL FACILITY AMOUNT:   $220,000,000

    FACILITY TYPE:           Facility A:
                             $65,000,000 Reducing Revolving Credit

                             Facility B:
                             $65,000,000 Term Loan

                             Facility C:
                             $90,000,000 Term Loan, (collectively the
                             "Facilities")

    LENDERS: A syndicate of banks and/or other financial institutions acceptable to the Agent and the Borrower.

    USE OF PROCEEDS:         Facility A:
                             To fund a one-time dividend to shareholders and the related transactions relating to the treat-ment of option holders in connection with such dividend (collectively referred to as the "Re-capitalization"), to fund ongoing working capi-tal and capital expenditures, and to fund ex-penses related to the transaction.

                             Facility B&C:
                             To fund the Recapitalization and to fund ex-penses related to the transaction.

    FINAL MATURITY:          Facility A:  March 31, 2002
                             Facility B:  March 31, 2002
                             Facility C:  March 31, 2004







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    AMORTIZATION OF
    THE FACILITIES:          (i)  Facility A Availability Schedule:
                                  September 30, 1997     90%
                                  September 30, 1998     80%
                                  September 30, 1999     65%
                                  September 30, 2000     50%
                                  September 30, 2001     35%
                                  March 31, 2002          0%

                            (ii)  Facility B shall amortize as follows:
                                  9/30/96         $1,650,000
                                  12/31/96        $1,300,000
                                  3/31/97         $1,975,000
                                  6/30/97         $1,975,000
                                  9/30/97         $1,975,000
                                  12/31/97        $1,700,000
                                  3/31/98         $2,650,000
                                  6/30/98         $2,650,000
                                  9/30/98         $2,650,000
                                  12/31/98        $1,800,000
                                  3/31/99         $2,900,000
                                  6/30/99         $2,900,000
                                  9/30/99         $2,900,000
                                  12/31/99        $2,250,000
                                  3/31/2000       $3,575,000
                                  6/30/2000       $3,575,000
                                  9/30/2000       $3,575,000
                                  12/31/2000      $2,600,000
                                  3/31/2001       $3,900,000
                                  6/30/2001       $3,900,000
                                  9/30/2001       $3,900,000
                                  12/31/2001      $3,900,000
                                  3/31/2002       $4,800,000

                           (iii) Facility C shall amortize in equal quar-terly installments beginning June 30, 2002 by the following annual amounts.
                                  March 31, 2003      $45,000,000
                                  March 31, 2004      $45,000,000











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    GUARANTORS:              Guarantees of all Subsidiaries (excluding
                             Marketing Force, Inc.)

    CLOSING DATE:            No later than March 31, 1996

    MANDATORY
    REPAYMENTS AND
    REDUCTIONS:              Shall mean an amount equal to:  (i) 100% of the
                             net proceeds from the sale of assets (other than in the ordinary course of business and the contemplated sale of Marketing Force, Inc.),
                             (ii) insurance recoveries not promptly applied toward repair or replacement of the damaged properties, (iii) 80% of net equity proceeds until the Total Leverage Ratio is less than 4.0 to 1.0 (the exercise of existing warrants and/or any existing or future management stock options will be excluded), and (iv) 60% of Excess Cash
                             Flow beginning with fiscal year 1996.  Mandatory
                             Repayments and Reductions shall be applied on a pro-rata basis across the maturities of outstanding B and C loans on a pro-rata basis among Facilities A, B, and C. The portion of
                             Mandatory Repayments and Reductions applied to Facility B will be the sum of outstandings of Facilities A and B to the sum of total outstandings under Facilities A, B, and C. The portion of Mandatory Repayments and Reductions applied to Facility C will be the outstandings under Facility C to the sum of total outstandings under Facilities A, B, and C. To the extent that Facility B has been repaid, Man-datory Repayments and Reductions will be applied to Facility A.

    VOLUNTARY
    PREPAYMENTS:             Upon prior notice allowed in whole in part.
                             Outstandings under Facility A may be prepaid at any time. Outstandings under Facilities B and C may be prepaid at any time with such prepayments being applied pro-rata between such Facilities and, as to each such Facility, pro-rata basis across maturities; Facility B and C amounts that are prepaid may not be reborrowed.

    INTEREST:                At the Borrower's option Base Rate and LIBOR
                             loans will be made available as follows:

                             LIBOR OPTION
                             Interest shall be determined for periods
                             ("Interest Periods") of one, two, three, and six month maturities and (subject to the approval of each Bank) nine month maturities being offered (as selected by the










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                             Borrower), and shall be at an annual rate equal
                             to the London Interbank Offered Rate ("LIBOR") for the corresponding deposits of U.S. Dollars plus the Applicable Interest Margin. LIBOR will be determined by the Reference Banks at the start of each Interest Period. Interest will be paid at the end of each Interest Period or quarterly, whichever is earlier, and will be calculated on the basis of the actual number of days elapsed in a year of 360 days. LIBOR will be adjusted for statutory maximum Regulation D reserve requirements.

                             BASE RATE OPTION
                             Interest shall be at the Base Rate of Chase plus the Applicable Interest Margin. Interest will be calculated on the basis of actual days elapsed in a year of 365/366 days, or (when the Federal Funds Rate is applicable) 360 days, pay-able quarterly in arrears. The Base Rate is defined as the higher of the Federal Funds Rate, as published by the Federal Reserve Bank of New York, plus 1/2 of 1% or the Prime Rate of Chase, as announced from time to time at its head office.

    APPLICABLE INTEREST:     FACILITY A AND FACILITY B:
                             When the ratio of Total Debt to four quarters trailing EBITDA (Total Leverage Ratio) is:

                                                             LIBOR+     BASE+
                             Greater than 4.50x              2.50%      1.25%
                             Less than or equal to 4.50x     2.25%      1.00%
                               or greater than 4.00x
                             Less than or equal to 4.00      2.00%      0.75%
                               or greater than 3.50
                             Less than or equal to 3.50      1.75%      0.50%
                               or greater than 3.00x
                             Less than or equal to 3.00x     1.50%      0.25%

                             FACILITY C                      LIBOR+     BASE+
                             At all times                    3.00%      1.75%

    COMMITMENT FEE:          1/2 of 1% per annum on the unused amount of the
                             commitments under Facility A shall be payable to the Agent, for the account of the Banks, from the Closing Date when the Total Leverage Ratio is equal to or greater than 3.5 to 1.0; other-wise 3/8 of 1%. Accrued commitment fees will be payable quarterly in arrears (calculated on the basis of the number of days elapsed in a year of 360 days).

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    POST DEFAULT RATE:       If any covenant default occurs and remains in
                             effect for 10 days, interest on all outstanding amounts under the Credit Agreement will accrue at a rate equal to the greater of: i) 2% in ex-cess of the otherwise applicable LIBOR rate, plus the Applicable Interest Margin or ii) 2% in excess of the otherwise applicable Base Rate, plus the Applicable Interest Margin, and will be payable upon demand. If any principal or inter-est payable under the Credit Agreement is not paid when due (or in the case of interest within three business days of when it is due), interest on all outstanding amounts under the Credit Agreement will accrue at a rate equal to the greater of: i) 5% in excess of the otherwise applicable LIBOR Rate, plus the Applicable In terest Margin or ii) 5% in excess of the other wise applicable Base Rate, plus the Applicable Interest Margin, and will be payable on demand.

    CONDITIONS PRECEDENT:    1.   EBITDA will be greater than $55,000,000 for
                                  the trailing four quarter period ending
                                  12/31/95.

                             2. The Total Debt at Closing Date, shall not exceed $195,000,000.

                             3.   A certificate satisfactory to the Banks
                                  from ADVO stating that the financial state-ments provided accurately reflect the fi-nancial condition and performance of ADVO and its Subsidiaries for fiscal year 1995 in accordance with GAAP consistently ap-plied, (and EBITDA is accurately calculated for fiscal year 1995) on an actual basis; and satisfactory certificates from ADVO for the Borrower and its Subsidiaries calculat-ing EBITDA for the four quarter period end-ing 12/31/95 and for the fiscal year ending 9/30/95.

                             4. No material adverse change in respect of the condition (financial or otherwise), business, operations, nature of assets, liabilities or prospects of ADVO and its subsidiaries and since December 31, 1995.

                             5. The Agent's review of and satisfaction with the results of a Phase I audit for environ-mental matters.

                             6. A solvency certificate from the Company's Chief Financial Officer.

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                             7.   A satisfactory certificate from ADVO's
                                  Chief Financial Officer detailing to the Banks' satisfaction compliance with all covenants which can be calculated and/or measured at closing.

                             8. No additional indebtedness of ADVO or any of its Subsidiaries other than (i) the Fa-cilities contemplated hereby, (ii) the in-debtedness to be mutually agreed upon by Chase and the Company, and (iii) Permitted Additional Indebtedness.

                             9. The Agent's review of and satisfaction with the Recapitalization.

                             10. The Banks' review of and satisfaction with any material litigation with respect to the Company or the transactions contemplated hereby.

                             11. The Banks' receipt of satisfactory legal opinions from counsel to the Company cover-ing such matters as are appropriate for transactions of this type.

    DOCUMENTATION:           All documentation (including, without limita-
                             tion, all documentation relating to security or subordination) to be satisfactory to the Banks and the Company and to include such conditions precedent, representations, warranties, affirma-tive and negative covenants, funding and yield protection provisions (including, without limi-tation, the adjustment of LIBOR for Regulation D and other reserves and compensation for the cost of compliance with capital adequacy and similar requirements) events of default and other provi-sions as are described herein, as may be gener-ally consistent with the current practice for facilities of this type. Each Bank may, subject to certain limitations, assign all or a portion of its loans and commitments under the Credit
                             Facilities, or sell participations therein, to another person or persons on a pro rata or non-pro rata basis, provided that no purchaser of a participation shall have the right to exercise or cause the selling Bank to exercise voting rights in respect of the Facilities (except as to certain basic issues).

    ASSIGNMENTS AND
    PARTICIPATIONS:          Each Lender may assign up to 100% of its loans
                             and commitments (on a non pro-rata basis) under the Facilities or sell participations therein provided that: (i) each such assignment shall be in a minimum amount of $5,000,000; and (ii) no purchaser of a participation shall have the right to exercise or to cause the selling Lender to exercise voting rights










































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                             in respect of the Facilities (except as to
                             certain basic issues). Each Bank may grant 100% assignments to affiliates and to any Federal Reserve Bank.

    COVENANTS WILL INCLUDE
    (WITHOUT LIMITATION):    1.   The Company will provide financial and
                                  other information, including quarterly
                                  statements certified by the chief financial officer of ADVO, monthly income statements, and audited annual financial statements from an accounting firm of recognized na-tional stature, and any other public infor-mation (including 10-K and 10-Q statements) as mutually agreed. The Company will hold a Bank Meeting once each fiscal year at which time they will present projections for the upcoming year.

                             2. Limitation on additional liens and other Indebtedness.

                             3.   Restrictions on change of business.

                             4.   Restrictions on disposal of assets.

                             5.   Restrictions on mergers and acquisitions.

                             6. Restrictions on dividends and other distri-butions, except for those associated with the Recapitalization. Dividends to share-holders will be permitted at per share levels paid during fiscal year 1995. After 3/31/97, to the extent that the Total Leverage Ratio is less than 3.75 to 1.0 and the Company is in proforma compliance with all covenants, dividends can be paid or stock can be repurchased out of the 40% of Excess Cash Flow.

                             7.   Restrictions on investments.

                             8.   Restrictions on transactions with
                                  Affiliates.

                             9. The ratio of Senior Debt to four quarter trailing EBITDA ("Senior Leverage Ratio") will not exceed:

                                  On and after the Closing Date          4.25
                                  On and after September 30, 1997        4.00
                                  On and after September 30, 1998        3.50


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                            10.   The ratio of Total Debt to four quarter
                                  trailing EBITDA ("Total Leverage Ratio") will not exceed:

                                  On and after the Closing Date          5.00
                                  On and after September 30, 1998        5.00
                                  On and after September 30, 1999        4.50

                             11.  The ratio of EBITDA to Interest Expense
                                  will exceed:

                                  On and after the Closing Date         1.85x
                                  On and after September 30, 1997       2.00x
                                  On and after September 30, 1998       2.25x
                                  On and after September 30, 1999       2.50x

                             12.  The ratio of EBITDA to the sum of (i)
                                  Interest Expense, (ii) trailing four
                                  quarter principal amortization payments,
                                  (iii) capital expenditures, (iv) cash taxes paid or accrued for the period, and (v) cash dividends paid as permitted, will ex-ceed 1.00x through 9/30/97 and 1.05x, thereafter. The first test of this cov-enant will occur on the quarter ended 3/31/97.

                             13. The Company will have purchased or entered into interest rate hedging arrangements satisfactory to the Majority Banks, for 50% or $100,000,000, whichever is less, of the outstanding loans under the Facilities.
                                  The Company will thereafter remain simi-larly hedged on a prospective basis.

    EVENTS OF DEFAULT:       Will include (without limitation) payment, mis-
                             representation, covenant, bankruptcy, ERISA, judgment, change of control and ownership, envi-ronmental, and cross-defaults.


                             A change of control and ownership default would occur if either (i) a majority of the board seats are occupied by members who were not nomi-nated by previous board members or the board seats are obtained in a hostile manner or (ii) any person other than Warburg Pincus shall own more than 30% of outstanding stock.

    LEGAL COUNSEL:           Milbank, Tweed, Hadley & McCloy

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    DEFINITIONS:             "EBITDA" is defined for any period as consoli-
                             dated net income of ADVO after eliminating ex-traordinary gains and losses, unusual items, and the results of Marketing Force, Inc. plus
                             (i) provision for taxes, (ii) depreciation and amortization, (iii) interest expense, (iv) other non-cash charges (v) one-time charges related to the treatment of option holders in connection with the Recapitalization, (vi) non-capitalized transaction expenses related to the Recapi-talization and (vii) amounts paid upfront in respect of Interest Rate Protection Agreements, all to the extent deducted from the computation of net income for a four quarter trailing period.

                             "TOTAL DEBT SERVICE" equals the sum of (i) Inte-rest Expense, plus (ii) scheduled principal pay-ments (excluding Voluntary and Mandatory Prepay-ments).

                             "EXCESS CASH FLOW" is defined as EBITDA less the sum of (i) Total Debt Service, (ii) capital ex-penditures, (iii) income taxes, (iv) changes in working capital, (v) dividends paid or owing and
                             (vi) voluntary prepayments to the extent that such repayments result in a permanent reduction of the Facilities.

                             "INTEREST EXPENSE" means the sum for the Bor-rower and its subsidiaries, all interest expense in respect of Total Debt for any period of four consecutive quarters whether paid in cash or accrued as a liability (excluding capitalized financing fees), plus the net amount payable (or minus the net amount receivable) under Interest Rate Protection Agreements during such period. Amounts paid upfront in respect of Interest Rate Protection Agreements will be amortized over the life of the agreement in equal installments for the purposes of this definition. Until 12 com plete consecutive months are reported, Interest Expense will be annualized for the purpose of covenant calculations.

                             "MAJORITY BANKS" is defined as Banks holding 51% of the Facility A Term Loan Commitments, Banks holding 51% of the Facility B Revolving Credit loans/Revolving Credit commitments, and Bank holding 51% of the Facility C Terms Term Loan Commitments.

                             "PERMITTED ADDITIONAL DEBT" means Subordinated Debt up to an aggregate amount of $150,000,000 so long as (i) to the extent

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                             that debt is issued prior to 9/30/96, the
                             Company is on budget for the quarter ended
                             March 31, 1996 or the most recent quarterly period prior to the issuance (ii) no Event of Default or breach of any covenant is in existence or would be created by the incurrance of such debt, and (iii) the Total Debt Ratio does not exceed 4.75 to 1.00 at incurrance of Permitted Additional Debt.

                             "SENIOR DEBT" means capitalized lease obliga-tions, non-competes, and any GAAP Indebtedness (other than current trade accounts payable and current accrued expenses including income taxes payable and pension liabilities), including out-standings under the Facilities and Permitted Additional Debt, if any, to the extent that any of the above-mentioned items do not constitute Subordinated Debt.

                             "SUBORDINATED DEBT" means Indebtedness (i) for which the Borrower is directly and primarily liable, (ii) that is subordinated to the obliga-tions of the Borrower to pay principal of and interest on terms (including interest, amortiza-tion, covenant and events of default), in form and substance reasonably satisfactory to the Majority Lenders.

                             "TOTAL DEBT" equals capitalized lease obliga-tions, non-competes, and any other GAAP Indebt edness, including Subordinated Debt, (other than current trade accounts payable and current ac-crued expenses including income taxes payable, pension liabilities, and customer advances), including outstandings under the Facilities and Permitted Additional Debt, if any.














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